Intelligent Real Estate ETF
Schedule of Investments
April 30, 2026 (Unaudited)
COMMON STOCKS - 98.9%	Shares	Value
Real Estate - 96.8%(a)
American Tower Corp. - REIT	279	$50,976
COPT Defense Properties - REIT	989	30,906
Crown Castle, Inc. - REIT	532	47,231
DigiCo Infrastructure - REIT	23,179	39,662
Digital Core REIT Management Pte Ltd. - REIT	165,688	85,329
Digital Realty Trust, Inc. - REIT	535	107,503
Equinix, Inc. - REIT	99	107,200
Equity Residential - REIT	167	10,918
First Industrial Realty Trust, Inc. - REIT	748	46,383
Innovative Industrial Properties, Inc. - Class A - REIT	692	37,541
Iron Mountain, Inc. - REIT	480	60,475
Keppel DC REIT - REIT	26,446	48,799
NTT DC - REIT(b)	32,668	32,015
Prologis, Inc. - REIT	334	47,435
Public Storage - REIT	153	46,275
Rexford Industrial Realty, Inc. - REIT	986	35,388
SBA Communications Corp. - Class A - REIT	239	52,867
Segro PLC - REIT	4,291	40,524
STAG Industrial, Inc. - Class A - REIT	1,200	46,296
Tritax Big Box REIT PLC - REIT	16,030	32,891
VICI Properties, Inc. - REIT	1,220	35,624
		1,042,238

Telecommunications - 2.1%
VNET Group, Inc. - Class A, ADR(b)	2,656	22,072

TOTAL COMMON STOCKS (Cost $1,019,279)		1,064,310

SHORT-TERM INVESTMENTS - 0.8%
Money Market Funds - 0.8%	Shares	Value
First American Government Obligations Fund - Class X, 3.58%(c)	8,589	8,589

TOTAL SHORT-TERM INVESTMENTS (Cost $8,589)		8,589

TOTAL INVESTMENTS - 99.7% (Cost $1,027,868)		1,072,899
Other Assets in Excess of Liabilities - 0.3%		3,730
TOTAL NET ASSETS - 100.0%		$1,076,629

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

(a)	To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.
(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized effective yield as of April 30, 2026.